Exhibit 10.2

LOAN FORBEARANCE AGREEMENT

THIS LOAN FORBEARANCE AGREEMENT (this “Agreement”) is dated as of ____________________ (the “Effective Date”) by and between AppTech, Corp., a Wyoming corporation (“Corporation”), _______________ (“Holder”). Corporation and Holder are sometimes referred to collectively as the Parties.

WHEREAS, Parties previously executed an interest-bearing convertible promissory note for $______________ (the “Promissory Note”) for the purpose of capitalizing the Corporation;

WHEREAS, the current debt outstanding to the Company under the terms of the Promissory Note totals approximately $_______________ in principal and accrued interest (“Debt”);

WHEREAS, Parties have agreed to forebear the enforcement of the terms of the Promissory Note; and

WHEREAS, Parties desire to enter into this Agreement to provide the terms and conditions upon which the Promissory Note will be extended;

NOW THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Forbearance.

(a) Holder hereby acknowledges that it will forebear enforcement of any of the payment terms of the Promissory Note, including but not limited to the Maturity Date, as defined therein, for a period of twelve (12) months from the Effective Date (“Forbearance Period”). Holder hereby acknowledges that it will forebear the application of any default remedies, including but not limited to default interest rates, for the Forbearance Period. Further, and for clarification, no interest of any kind shall accrue or capitalize during the Forbearance Period and shall be forever waived as it relates to interest that would have otherwise accrued during the Forbearance Period.

2. Additional Consideration.

(a) Equity Bonus. Corporation hereby agrees that in exchange for the above forbearance, upon the effectiveness of this Agreement, the Holder will receive a 5% equity bonus of the original principal amount of the Promissory Note. The equity shall be shares of common stock in the Corporation at a conversion price of $1 dollar per share of common stock. For the avoidance of doubt, if the original principal amount of the note is $100,000 and the accrued interest is $35,000, the Equity Bonus would be 5% of the original principal, or $5,000, which equates to 5,000 shares of common stock in the Corporation. The Equity Bonus for this Agreement is _______________shares.

3. Representations and Warranties.

(a) Of the Corporation. The Corporation hereby makes the following representations, warranties and covenants in favor of Holder:

(i) Authority. Corporation has full power and authority to enter into this Agreement, and this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of Corporation. The individual signing this Agreement on behalf of Corporation, if an entity, is duly authorized to execute this Agreement for and on behalf of Corporation. All organizational action required to be taken to authorize (i) the execution and delivery of this Agreement by the undersigned individual for and on behalf of Corporation and (ii) the performance by Corporation of Corporation’s obligations hereunder has been taken.

(b) Of Holder. Holder hereby makes the following representations, warranties and covenants with respect to such Holder in favor of the Corporation.

(i) Title. Holder is the owner of the Promissory Note, and owns such Promissory Note free and clear of all liens, claims and encumbrances.

(ii) Authorization. Holder has full power and authority to enter into this Agreement, and this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of Holder. The individual signing this Agreement on behalf of Holder, if an entity, is duly authorized to execute this Agreement for and on behalf of Holder. All organizational action required to be taken to authorize (i) the execution and delivery of this Agreement by the undersigned individual for and on behalf of Holder and (ii) the performance by Holder of Holder’s obligations hereunder has been taken.

(iv) Reliance Upon Holder’s Representations and Warranties. Holder and Holder’s Representatives understand that the Securities are not, and upon issuance of any of the Securities on conversion of the Common Stock, at the time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act, and that the Corporation’s reliance on such exemption is predicated on such Holder’s representations and warranties set forth herein.

(v) Restricted Securities. Holder and Holder’s Representatives understand that neither the Securities nor any portion thereof may be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities (or such portion thereof) or an available exemption from registration under the Securities Act, the Securities and each portion thereof must be held indefinitely. Furthermore, such Note Holder and each of such Note Holder’s Representatives is aware that neither the Securities nor any portion thereof may be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

(vi) Legends. To the extent applicable, each certificate or other document evidencing any of the Securities shall be endorsed with the legends substantially in the form set forth below:

The following legend under the Securities Act:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS APPTECH CORP. (THE “CORPORATION”) HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

5. Governing Law. This Agreement shall be governed by the laws of the State of California, without reference to the choice of laws rules of such state.

6. Attorneys’ Fees. In the event any party hereto fails to perform any of its obligations under this Agreement or the transactions contemplated hereby or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all reasonable costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including court costs and reasonable attorneys’ fees.

7. Successors and Assigns. This Agreement shall be binding upon each party hereto and its respective successors and assigns.

8. Severability. If any term or provision of this Agreement or any application thereof shall be held invalid or unenforceable, the remainder of this Agreement and any other application of such term or provision shall not be affected thereby.

9. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties hereto. The Corporation and Match hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the subject matter hereof are merged into and revoked by this Agreement.

10. Interpretation. All provisions of this Agreement shall be interpreted according to their fair meaning and shall not be strictly construed against any party.

11. Counterparts; Facsimile Signature. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which, taken together, shall constitute one agreement. An original signature or copy thereof transmitted by facsimile shall constitute an original signature for purposes of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Effective Date.

CORPORATION

AppTech Corporation, a Wyoming corporation

By:

Name:	Luke D’Angelo

Title:	Chief Executive Officer

HOLDER

By:

Name:

Title: